EATON VANCE GOVERNMENT OPPORTUNITIES FUND

EATON VANCE SHORT DURATION GOVERNMENT INCOME FUND

(each, a “Fund” and together, the “Funds”)

Supplement to Summary Prospectuses, Statutory Prospectus and

Statement of Additional Information (“SAI”) dated March 1, 2025 as may be supplemented and/or revised from time to time

The following changes are effective immediately:

1. The following replaces “Portfolio Managers” under “Management” in “Fund Summary” in each Fund’s Summary Prospectus and the Funds’ Statutory Prospectus:

Portfolio Managers

Gregory A. Finck, Managing Director of Morgan Stanley and Vice President of BMR, has co-managed the Fund since February 2026.

Andrew Szczurowski, CFA, Managing Director of Morgan Stanley and Vice President of BMR, has managed or co-managed the Fund since July 2014.

2. The following replaces the seventh paragraph under “Government Opportunities Fund.” under “Management.” in “Management and Organization” in the Funds’ Statutory Prospectus:

The Fund is managed by Gregory A. Finck (since February 2026) and Andrew Szczurowski, CFA (since July 2014). Messrs. Finck and Szczurowski are Managing Directors of Morgan Stanley and Vice Presidents of BMR and Eaton Vance, have been employees of the Morgan Stanley organization for more than five years and manage other Eaton Vance funds and portfolios.

3. The following replaces the eleventh paragraph under “Short Duration Government Income Fund.” under “Management.” in “Management and Organization” in the Funds’ Statutory Prospectus:

Messrs. Finck and Szczurowski manage the Fund and have managed it since February 2026 and July 2014, respectively. Additional information about Messrs. Finck and Szczurowski appears under “Government Opportunities Fund.” above.

4. The following tables replace the tables under “Portfolio Managers.” in “Investment Advisory and Administrative Services” in the Funds’ SAI:

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Gregory A. Finck(1)
Registered Investment Companies(2)	4	$5,130.5	0	$0
Other Pooled Investment Vehicles	7	$408.0	0	$0
Other Accounts	8	$3,999.9	1	$392.2
Andrew Szczurowski, CFA(3)
Registered Investment Companies(2)	7	$19,819.8	0	$0
Other Pooled Investment Vehicles	2	$317.1	0	$0
Other Accounts	0	$0	0	$0
(1)	As of December 31, 2025.
(2)	Includes the Fund.
(3)	This portfolio manager serves as portfolio manager of one or more registered investment companies and/or pooled investment vehicles that invest or may invest in one or more underlying registered investment companies in the Eaton Vance family of funds. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.

The following table shows the dollar range of equity securities beneficially owned (or held notionally through IMAP) in a Fund by its portfolio manager(s) as of the Funds’ most recent fiscal year ended October 31, 2024 and in the Eaton Vance family of funds as of December 31, 2024.

Fund Name and Portfolio Managers	Dollar Range of Equity Securities Beneficially Owned in the Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in the Eaton Vance Family of Funds
Government Opportunities Fund
Gregory A. Finck(1)	None	None
Andrew Szczurowski, CFA	$100,001 - $500,000	$100,001 - $500,000
Short Duration Government Income Fund
Gregory A. Finck(1)	None	None
Andrew Szczurowski, CFA	$100,001 - $500,000	$100,001 - $500,000
(1)	As of December 31, 2025.

February 20, 2026	48668-00 2.20.26